Voya Marathon Plus

GROUP OR INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
issued by
Voya Retirement Insurance & Annuity Company
and its
Variable Annuity Account I of Voya Retirement Insurance & Annuity Co.

Supplement Dated December 19, 2024

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.
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IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

A fund available through your contract made changes on December 6, 2024. The following is a list of all changes to the fund available as an investment under your contract.

List of Fund Name Changes

Prior Name and Investment Policy	As of Close of Business, December 6, 2024
VY® BlackRock Inflation Protected Bond Portfolio	Voya Inflation Protected Bond Portfolio
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other bonds and debt obligations of any kind.

This change will result in lower expense limitations with respect to each share class within the Portfolio and the termination of any management fee waiver. This will result in a decrease in the Portfolio’s “Total Annual Portfolio Operating Expenses After Waivers and Reimbursements.” Please consult the Fund Prospectus for further details.

Allocation Instructions. You may give us allocation instructions at any time by contacting us at Customer Service, P.O. Box 5011, Minot, ND 58702-5011 or calling us at 1-877-886-5050.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:
Customer Service
P.O. Box 981331 Boston, MA 02298-1331
1-877-886-5050

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.